EXHIBIT 24.1


                                POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that we, the undersigned officers and directors of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, hereby severally make, constitute and appoint John S. Poelker and Jeffrey L. Knight, and each of them individually, as our true and lawful attorneys-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute any and all registration statements and any and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering and issuance of shares of common stock of the Company with respect to the Company's acquisition of any business, assets or stock, or interests therein, of unaffiliated corporations or other entities; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under, or to obtain an exemption from such registration requirements, and otherwise to comply with the Act, the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; hereby approving, ratifying and conforming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

            IN WITNESS WHEREOF, pursuant to the Act, the undersigned have hereunto set their hand in the capacities indicated below as of December 20, 2002.

Name                               Title
----                               -----

/s/ JAMES A. RISINGER             Chairman of the Board, Director, President and
-----------------------------     Chief Executive Officer (Principal Executive
James A. Risinger                 Officer)


/s/ JOHN S. POELKER               Executive Vice President (Principal Financial
-----------------------------     Officer and Principal Accounting Officer)
John S. Poelker


/s/ DAVID L. BARNING              Director
-----------------------------
David L. Barning


/s/ RICHARD J. BOND               Director
-----------------------------
Richard J. Bond


/s/ ALAN W. BRAUN                 Director
-----------------------------
Alan W. Braun


/s/ LARRY E. DUNIGAN              Director
-----------------------------
Larry E. Dunigan



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/s/ DAVID E. ECKERLE              Director
-----------------------------
David E. Eckerle


/s/ NIEL C. ELLERBROOK            Director
-----------------------------
Niel C. Ellerbrook


/s/ DOUGLAS D. FRENCH             Director
-----------------------------
Douglas D. French


/s/ ANDREW E. GOEBEL              Director
-----------------------------
Andrew E. Goebel


/s/ PHELPS L. LAMBERT             Director
-----------------------------
Phelps L. Lambert


/s/ RONALD B. LANKFORD            Director
-----------------------------
Ronald B. Lankford


/s/ LUCIEN H. MEIS                Director
-----------------------------
Lucien H. Meis


/s/ LOUIS L. MERVIS               Director
-----------------------------
Louis L. Mervis


/s/ JOHN N. ROYSE                 Director
-----------------------------
John N. Royse


/s/ MARJORIE Z. SOYUGENC          Director
-----------------------------
Marjorie Z. Soyugenc


/s/ KELLY N. STANLEY              Director
-----------------------------
Kelly N. Stanley


/s/ CHARLES D. STORMS             Director
-----------------------------
Charles D. Storms

* By:  JEFFREY L. KNIGHT          Attorney-in-Fact
       ----------------------
           Jeffrey L. Knight